SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date earliest event reported) February 4, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Form 8-K

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Release, dated February 4, 2003, issued by Entergy.
99.2	Release, dated February 4, 2003, issued by Entergy.
99.3	Slide presentation given by the Executive Vice President and Chief Financial Officer, C. J. Wilder, of Entergy Corporation on February 4, 2003.

Item 9. Regulation FD Disclosure

Entergy Corporation

On February 4, 2003, Entergy Corporation ("Entergy") issued two public announcements, which are attached as exhibits hereto and incorporated herein by reference. Entergy's senior management team will host an earnings conference call at 10:00 a.m. CST, Tuesday, February 4, 2003. The call and the slide presentation can also be accessed via Entergy's web site at www.entergy.com/webcasts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation By: /s/ Nathan E. Langston Nathan E. Langston Senior Vice President and Chief Accounting Officer

Dated: February 4, 2003